UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2006

DONALDSON COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1400 West 94th Street Minneapolis, MN 55431
(Address of principal executive offices) (Zip Code)

(952) 887-3131
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On June 14, 2006, Donaldson Company, Inc. (“Donaldson”) announced the appointment of Willard D. Oberton to its Board of Directors, effective July 28, 2006. Mr. Oberton, 47, is Chief Executive Officer and President of Fastenal Company. The addition of Oberton increases the number of directors to ten.

        A copy of the press release that discusses these matters is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

        The Board of Directors will act to appoint Mr. Oberton to a committee of the Board at its upcoming scheduled meeting.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Press Release dated June 14, 2006 issued by Donaldson Company, Inc.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 14, 2006 issued by Donaldson Company, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 14, 2006

DONALDSON COMPANY, INC.

By:	/s/ Norman C. Linnell

Name: Norman C. Linnell
Title: Vice President, General Counsel
and Secretary